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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                           _________________________

                                   FORM 8-K
                           _________________________


                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 27, 2000



                             PURE RESOURCES, INC.
                             --------------------

            (Exact name of Registrant as specified in its charter)


           Delaware                 001-15899                    74-2952918
      -------------------         -------------                  ----------
(State or other jurisdiction of    Commission                 (I.R.S. Employer
incorporation or organization)     File Number               Identification No.)

                                                                    79701
        500 West Texas, Suite 200                                 ---------
             Midland, Texas                                       (Zip Code)
-----------------------------------------
(Address of principal executive offices)


     Registrant's telephone number, including area code:   (915) 498-8600


                                Not applicable
    ----------------------------------------------------------------------
       (Former name, former address and former fiscal year, if changed since last report

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ITEM 4.  Changes in Registrant's Certifying Accountants

  On May 25, 2000, Titan Exploration, Inc. ("Titan") merged with the Permian Basin business unit (the "PBBU") of Unocal Corporation to form Pure Resources, Inc. ("Pure"). Prior to the merger, KPMG LLP audited Titan, and PricewaterhouseCoopers LLP audited the PBBU. As part of the merger, Titan's management team remained intact and now manages Pure. At a meeting held on June 27, 2000, the Board of Directors and Audit Committee of Pure approved the engagement of KPMG LLP as Pure's independent auditors for the fiscal year ending December 31, 2000. In light of this decision, PricewaterhouseCoopers LLP was terminated as the auditors of Pure.

  The reports of PricewaterhouseCoopers LLP on PBBU's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

  In connection with the audits of PBBU's financial statements for each of the two fiscal years ended December 31, 1998 and 1999, and in the subsequent interim period, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference to the matter in their report.

  Pure has requested PricewaterhouseCoopers LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the above statements. A copy of that letter will be filed with the Securities and Exchange Commission as an amendment to this Form 8-K within 10 business days of this filing.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PURE RESOURCES, INC.



                               By: /s/ William K. White
                                   -------------------------
                                   William K. White
                                   Vice PresidentFinance and
                                   Chief Financial Officer


Date:  July 5, 2000

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